UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA*I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 19, 2026, the registrant held its 2026 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 13, 2026, through the solicitation of proxies:

1.
To elect nine directors to serve until the 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
2.
To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and
3.
To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2026.

All nine nominees were elected to serve until the 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The results of the election were as follows:

	For	Against	Abstain	Broker Non-Votes
H. Eric Bolton, Jr.	92,282,530	7,377,128	40,929	6,120,191
Deborah H. Caplan	96,795,454	2,707,019	198,114	6,120,191
John P. Case	99,315,975	334,355	50,257	6,120,191
Tamara Fischer	90,817,841	8,844,052	38,694	6,120,191
Alan B. Graf, Jr.	95,641,329	4,018,541	40,717	6,120,191
Brad Hill	99,575,987	69,444	55,156	6,120,191
Edith Kelly-Green	98,788,584	714,249	197,754	6,120,191
Sheila K. McGrath	99,367,236	293,939	39,412	6,120,191
David P. Stockert	97,442,426	2,216,534	41,627	6,120,191

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
91,513,880	7,795,202	391,505	6,120,191

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
101,231,395	4,558,814	30,569	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	May 20, 2026	/s/A. Clay Holder
A. Clay Holder
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)